EXHIBIT 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(SUBSECTIONS (a) AND (b) OF SECTION 1350,
CHAPTER 63 OF TITLE 18, UNITED STATES CODE)
          Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) (the “Act”), the undersigned, Clarice Motter, the Corporate Secretary of MicroMed Cardiovascular, Inc. (the “Company”), hereby certifies that, to his knowledge:
     (1) the Company’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: August 14, 2006

By:	/s/ Clarice Motter
Clarice Motter

Corporate Secretary and Authorized Signatory by the Board of Directors

A signed original of this written statement required by Section 906, an other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon

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